UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 30, 2013

Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey (State or other jurisdiction of incorporation)	000-51371 (Commission File Number)	57-1150621 (I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)		07052 (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
At the Annual Meeting held on April 30, 2013, the shareholders of Lincoln Educational Services Corporation (the “Company”) approved the Company’s Amended and Restated 2005 Long-Term Incentive Plan (the “Plan”). The Plan had been approved by the Company’s Board of Directors on March 1, 2013, subject to receipt of shareholder approval, and became effective upon receipt of shareholder approval on April 30, 2013.  The amendments increased the aggregate number of shares that may be issued under the Plan by 800,000 (to bring the total number of shares available for issuance to 3,100,000).  The Plan was also amended to clarify the provisions dealing with the calculation of shares that may be issued under the Plan, to expand the definition of and treatment of awards upon a Change in Control, and to add a recoupment provision.  The Compensation Committee was also given the authority to eliminate any conditions applicable to an award, accelerate the date on which any award first becomes exercisable or extend the post-termination exercise period of an award (but not later than the original expiration date).  For additional information regarding the Plan, refer to the “Proposal 3: Approval of Amended and Restated 2005 Long-Term Incentive Plan” on pages 28-34 of the Company’s 2013 Definitive Proxy Statement, as filed with the Securities and Exchange Commission on March 28, 2013, which is incorporated herein by reference. Such description and the other information relating to the Plan included herein are qualified in their entirety by reference to the actual terms of the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 30, 2013, the Company held its Annual Meeting of Shareholders. The following proposals were passed:

1.	Election of the following nine individuals as directors of the Company for a one-year term, which will expire at the 2014 Annual Meeting of Shareholders.

	Votes For	Votes Withheld	Not Voted
Alvin O. Austin	19,804,505	78,077	2,915,718
Peter S. Burgess	18,353,208	1,529,374	2,915,718
James J. Burke, Jr.	18,475,557	1,407,025	2,915,718
Celia H. Currin	18,460,232	1,422,350	2,915,718
Paul E. Glaske	15,432,087	4,450,495	2,915,718
Charles F. Kalmbach	15,398,693	4,483,889	2,915,718
Shaun E. McAlmont	15,879,290	4,003,292	2,915,718
Alexis P. Michas	15,720,872	4,161,710	2,915,718
J. Barry Morrow	15,415,137	4,467,445	2,915,718

2.	Advisory, non-binding “Say-On-Pay” vote to approve the compensation of our named executive officers.

Votes For	Votes Against	Abstain	Not Voted
10,201,031	9,676,611	4,940	2,915,718

3.	To amend and restate the Company’s 2005 Long-Term Incentive Plan.

Votes For	Votes Against	Abstain	Not Voted
11,338,582	8,538,060	5,940	2,915,718

4.	To amend and restate the Company’s 2005 Non-Employee Directors Restricted Stock Plan.

Votes For	Votes Against	Abstain	Not Voted
11,518,383	8,360,759	3,440	2,915,718

5.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

Votes For	Votes Against	Abstained
22,429,064	350,436	18,800

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Lincoln Educational Services Corporation Amended and Restated 2005 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: May 6, 2013

	By:	/s/ Cesar Ribeiro
		Name:	Cesar Ribeiro
		Title:	Executive Vice President, Chief Financial
Officer and Treasurer